Exhibit No. 10.40

SECOND AMENDMENT TO LIQUIDITY ASSET PURCHASE AGREEMENT

(Re: Mohawk Factoring, Inc.)

                        This SECOND Amendment to the Liquidity Asset Purchase Agreement (this "Amendment") is entered into as of October 23, 2002 among WACHOVIA BANK, NATIONAL ASSOCIATION a national banking association (in its individual capacity, "Wachovia Bank" and each of the parties who has executed as an "Assignee" an Assignment of Liquidity Asset Purchase Commitment in the form of Exhibit A hereto (each, an "Assignment") (Wachovia Bank and each such other party being referred to collectively as the "Purchasers" and individually as a "Purchaser"), WACHOVIA BANK, NATIONAL ASSOCIATION as agent for the Purchasers under this Agreement (in such capacity, together with its successors and permitted assigns in such capacity, the "Liquidity Agent"), BLUE RIDGE ASSET FUNDING CORPORATION, a Delaware corporation (together with its successors and permitted assigns, the "Issuer"), and Wachovia Bank, as the administrative agent for the Issuer (in such capacity, together with its successors and permitted assigns in such capacity, the "Agent"), with respect to the Liquidity Asset Purchase Agreement dated as of October 25, 2000 by and among the parties hereto (as amended, restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof, the "Agreement").  Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Agreement.

            FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                  The "Liquidity Termination Date" shall be amended to mean October 22, 2003.

2.                  Except as expressly amended hereby, the Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed.

3.                  In order to induce the other parties hereto to enter into this Amendment, each of the parties represents and warrants to the other parties hereto that this Amendment has been duly authorized, executed and delivered by it, and constitutes its legally valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, receivership, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity.

4.                  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF).

5.                  This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WACHOVIA BANK, NATIONAL ASSOCIATION,

as Liquidity Agent

By:                   _______________________

                        Name:

                        Title:

Address:           191 Peachtree Street,

                        22nd Floor, GA - 8407

                        Atlanta, Georgia 30303

Attention:          Elizabeth Wagner

Telephone:        (404) 332-1398

Telecopy:         (404) 332-5152

WACHOVIA BANK, NATIONAL ASSOCIATION,

as Administrator

By:                   _______________________

                        Name:

                        Title:

Address:           191 Peachtree Street,

                        22nd Floor, GA - 8407

                        Atlanta, Georgia 30303

Attention:          Elizabeth Wagner

Telephone:        (404) 332-1398

Telecopy:         (404) 332-5152

BLUE RIDGE ASSET FUNDING CORPORATION

  as Issuer

By: Wachovia Bank, National Association,

as Attorney in Fact

By:                   _______________________

                        Name:

                        Title:

Address:           301 South College Street, TW-10

                        Charlotte, NC 28288

Attention:          Douglas R. Wilson

Telephone:        (704) 374-2520

Telecopy:         (704) 383-9579

With a copy to:

Blue Ridge Asset Funding Corporation

c/o AMACAR Group, L.L.C.

6525 Morrison Blvd., Suite 318

Charlotte, North Carolina 28211

Attention: Douglas K. Johnson

Telephone: (704) 365-0569

Telecopy: (704) 365-1362

THE PURCHASERS

WACHOVIA BANK, NATIONAL ASSOCIATION

By:                   _______________________

                        Name:

                        Title:

Wachovia Bank, National Association

Address:           191 Peachtree Street,

                        22nd Floor, GA-8407

                        Atlanta, Georgia 30303

Attention:          Elizabeth Wagner

Telephone:        (404) 332-1398

Telecopy:         (404) 332-5152

Purchaser Percentage:                           100%

Maximum Liquidity Purchase:    $209,100,000